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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 14, 2000
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                Date of Report (Date of earliest event reported)

         FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., (as depositor under the Pooling and Servicing Agreement dated as of February 1, 1999, which forms FURST Mortgage Loan Trust 1999-A, which issued Mortgage Pass-Through Certificates, Series 1999-A).


            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        North Carolina                   333-3574                56-1967773
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(State or Other Jurisdiction of  (Commission File Numbers)   (I.R.S. Employer
        Incorporation)                                      Identification No.)


301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA                 28228-0600
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(Address of Principal Executive Officers)                           (ZIP code)

                                 (704) 383-3624
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index appears on Page [5]


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ITEM 5.  OTHER EVENTS.

                  On February 24, 1999 (the "Closing Date"), a single series of certificates, entitled First Union Residential Securitization Transactions, Inc., FURST Mortgage Loan Trust 1999-A, Mortgage Pass-Through Certificates, Series 1999-A (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of February 1, 1999, attached hereto as Exhibit 4.1, among First Union Residential Securitization Transactions, Inc., as depositor (the "Registrant"), First Union National Bank, as seller (the "Seller"), as master servicer and as trust administrator, and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee") and document custodian. The Certificates consist of twelve classes identified as the "Class 1A Certificates," the "Class 1A-PO Certificates," the "Class 1A-WIO Certificates," the "Class A-R Certificate," the "Class A-LR Certificate," the "Class M Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," and the "Class 2A Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of two pools of fixed-rate, first-lien mortgage loans (the "Mortgage Loans") secured by mortgages, security deeds or deeds of trust on primarily one-to four-family residential properties, all monies received thereunder on or after a specified cut-off date, security interests in the properties which secure the Mortgage Loans and certain other property. The aggregate principal balance of the Mortgage Loans that were conveyed to the Trust Fund on the Closing Date as of February 1, 1999 (the "Cut-Off Date") was $212,629,523.

                  The Class 1A, Class 1A-PO, Class 1A-WIO, Class A-R, Class A-LR, Class M, Class B-1, Class B-2 and Class 2A Certificates were publicly offered, as described in a Prospectus, dated July 24, 1998, and a Prospectus Supplement, dated February 22, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements.

                           Not Applicable.

                  (b)      Pro Forma Financial Information.

                           Not Applicable.

                  (c)      Exhibits:

                           1.1 Underwriting Agreement, dated February 22, 1999, among First Union Residential Securitization Transactions, Inc., First Union National Bank, First Union Capital Markets Corp. and PaineWebber Incorporated.



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                           4.1      Pooling and Servicing Agreement, dated as of
                                    February 1, 1999, among First Union
                                    Residential Securitization Transactions,
                                    Inc. as depositor, First Union National Bank as seller, master servicer and as trust administrator and Norwest Bank Minnesota, National Association, as trustee and document custodian.

                           4.2 Mortgage Loan Purchase Agreement, dated as of February 1, 1999, between First Union Residential Securitization Transactions,
                                    Inc. and First Union National Bank.

                           8.1 Opinion of Kilpatrick Stockton LLP as to tax matters.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST UNION RESIDENTIAL SECURITIZATION
                                       TRANSACTIONS, INC.

                                       By : /s/ Patrick J. Tadie
                                            ------------------------------------
                                            Patrick J. Tadie, Vice President

Date:    March 14, 2000



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         EXHIBIT NUMBER    DESCRIPTION

                  1.1 Underwriting Agreement, dated February 22, 1999, among First Union Residential Securitization Transactions, Inc., First Union National Bank, First Union Capital Markets Corp. and PaineWebber Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of February 1, 1999, among First Union Residential Securitization Transactions, Inc. as depositor, First Union National Bank as seller, master servicer and trust administrator and Norwest Bank Minnesota, National Association, as trustee and document custodian.

                  4.2 Mortgage Loan Purchase Agreement, dated as of February 1, 1999, between First Union Residential Securitization Transactions, Inc. and First Union National Bank.

                  8.1      Opinion of Kilpatrick Stockton LLP as to tax matters.



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